Filed by Pono Capital Corp pursuant to
Rule 425 under the Securities Act of 1933
and deemed filed pursuant to Rule 14a-12
under the Securities Exchange Act of 1934

Subject Company: Pono Capital Corp
Commission File No.: 001-40734

Benuvia™

$50 MILLION SENIOR SECURED CONVERTIBLE NOTES INVESTOR PRESENTATION

May 2022

DISCLAIMERS

FORWARD LOOKING STATEMENTS

CERTAIN INFORMATION SET FORTH IN THIS PRESENTATION, TOGETHER WITH ANY SUPPLEMENTS AND ANY OTHER INFORMATION THAT MAY BE FURNISHED TO PROSPECTIVE INVESTORS BY BENUVIA, INC. IN CONNECTION THEREWITH, CONTAINS "FORWARD-LOOKING STATEMENTS" AND "FORWARD-LOOKING INFORMATION" WITHIN THE MEANING OF APPLICABLE UNITED STATES SECURITIES LAWS (REFERRED TO HEREIN AS FORWARD-LOOKING STATEMENTS). EXCEPT FOR STATEMENTS OF HISTORICAL FACT, CERTAIN INFORMATION CONTAINED HEREIN CONSTITUTES FORWARD-LOOKING STATEMENTS WHICH INCLUDE BUT ARE NOT LIMITED TO STATEMENTS RELATED TO ACTIVITIES, EVENTS OR DEVELOPMENTS THAT BENUVIA EXPECTS OR ANTICIPATES WILL OR MAY OCCUR IN THE FUTURE, STATEMENTS RELATED TO BENUVIA'S BUSINESS STRATEGY OBJECTIVES AND GOALS, AND BENUVIA MANAGEMENT'S ASSESSMENT OF FUTURE PLANS AND OPERATIONS WHICH ARE BASED ON CURRENT INTERNAL EXPECTATIONS, ESTIMATES, PROJECTIONS, ASSUMPTIONS AND BELIEFS, WHICH MAY PROVE TO BE INCORRECT. FORWARD-LOOKING STATEMENTS CAN OFTEN BE IDENTIFIED BY THE USE OF WORDS SUCH AS "MAY", "WILL", "COULD", "WOULD", "ANTICIPATE", 'BELIEVE", EXPECT", "INTEND", "POTENTIAL", "ESTIMATE", "BUDGET", "SCHEDULED", "PLANS", "PLANNED", "FORECASTS", "GOALS" AND SIMILAR EXPRESSIONS OR THE NEGATIVES THEREOF. SUCH STATEMENTS ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND ARE BASED ON BENUVIA MANAGEMENT'S BELIEF OR INTERPRETATION OF INFORMATION CURRENTLY AVAILABLE. FORWARD-LOOKING STATEMENTS ARE NEITHER HISTORICAL FACTS NOR ASSURANCES OF FUTURE PERFORMANCE. FORWARD-LOOKING STATEMENTS IN THIS BUSINESS OVERVIEW INCLUDE STATEMENTS REGARDING: THIS SERIES A PREFERRED STOCK FINANCING (THE "TRANSACTION"); BENUVIA'S STRATEGY AND PLANS TO GROW ITS MARKET SHARE IN EXISTING AND NEW MARKETS; BENUVIA'S INVESTMENT IN NEW PRODUCTS, TECHNOLOGIES AND DISTRIBUTION CHANNELS; BENUVIA'S EXPANSION OF PRODUCTION CAPACITY; THE DEVELOPMENT AND EXPANSION OF BENUVIA'S BRANDS; STRATEGIC ACQUISITION OPPORTUNITIES; THE FUTURE SIZE OF THE SYNTHETIC AND ORGANIC CANNABINOID MARKETS IN THE UNITED STATES, UNITED KINGDOM, EUROPE AND OTHER MARKETS; AND BENUVIA'S FUTURE FINANCIAL PERFORMANCE. FORWARD-LOOKING STATEMENTS ARE BASED ON A NUMBER OF FACTORS AND ASSUMPTIONS MADE BY MANAGEMENT AND CONSIDERED REASONABLE AT THE TIME SUCH INFORMATION IS PROVIDED, AND FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM THOSE EXPRESSED OR IMPLIED BY THE FORWARD-LOOKING STATEMENTS.

ALL OF THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION ARE QUALIFIED BY THESE CAUTIONARY STATEMENTS AND OTHER CAUTIONARY STATEMENTS OR OTHER FACTORS CONTAINED HEREIN. ALTHOUGH MANAGEMENT BELIEVES THAT THE EXPECTATIONS CONVEYED BY FORWARD-LOOKING STATEMENTS HEREIN ARE REASONABLE BASED ON INFORMATION AVAILABLE ON THE DATE SUCH FORWARD-LOOKING STATEMENTS ARE MADE, THERE CAN BE NO ASSURANCE THAT FORWARD-LOOKING STATEMENTS WILL PROVE TO BE ACCURATE, AS ACTUAL RESULTS AND FUTURE EVENTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN SUCH STATEMENTS. BENUVIA UNDERTAKES NO OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS IF CIRCUMSTANCES OR MANAGEMENT'S ESTIMATES OR OPINIONS SHOULD CHANGE EXCEPT AS REQUIRED BY APPLICABLE SECURITIES LAWS. THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN ARE PRESENTED FOR THE PURPOSES OF ASSISTING READERS IN UNDERSTANDING BENUVIA'S PLAN, OBJECTIVES AND GOALS AND MAY NOT BE APPROPRIATE FOR OTHER PURPOSES. THE READER IS CAUTIONED NOT TO PLACE UNDUE RELIANCE ON FORWARD-LOOKING STATEMENTS.

SUMMARY RISK FACTORS

RISK FACTORS THAT COULD CAUSE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENT TO DIFFER MATERIALLY FROM THOSE INDICATED IN THE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO THE FOLLOWING: (I) THE RISK THAT THE COMPANY WILL BE UNABLE TO RAISE THE ADDITIONAL CAPITAL REQUIRED TO EXECUTE ITS BUSINESS PLAN, (II) THE RISK THAT THE COMPANY WILL NOT BE ABLE TO PAY ITS DEBT IN A TIMELY MANNER, (III) THE IMPACT OF COVID-19 ON BENUVIA'S BUSINESS AND/OR THE ABILITY OF THE PARTIES TO COMPLETE THE PROPOSED TRANSACTION, (IV) THE ABILITY TO IMPLEMENT BUSINESS PLANS, FORECASTS, AND OTHER EXPECTATIONS AFTER THE COMPLETION OF THE PROPOSED TRANSACTION, AND IDENTIFY AND REALIZE ADDITIONAL OPPORTUNITIES, (V) THE RISK OF DOWNTURNS AND THE POSSIBILITY OF RAPID CHANGE IN THE HIGHLY COMPETITIVE INDUSTRIES IN WHICH BENUVIA OPERATES, (VI) THE RISK THAT BENUVIA AND ITS CURRENT AND FUTURE COLLABORATORS ARE UNABLE TO SUCCESSFULLY DEVELOP AND COMMERCIALIZE BENUVIA'S PRODUCTS, BRANDS OR SERVICES, OR EXPERIENCE SIGNIFICANT DELAYS IN DOING SO, (VII) THE RISK THAT THE COMPANY MAY NEVER ACHIVE OR SUSTAIN PROFITABILITY, (VIII) THE RISK THAT THE COMPANY EXPERIENCES DIFFICULTIES IN MANAGING ITS GROWTH AND EXPANDING OPERATIONS, (IX) THE AGRICULTURAL RISKS RELATED TO THE HEMP INDUSTRY, INCLUDING INSECTS, PLANT DISEASES, UNSTABLE GROWING CONDITIONS, WATER AND ELECTRICITY AVAILABILITY AND COST, (X) THE RISK OF PRODUCT LIABILITY OR REGULATORY LAWSUITS OR PROCEEDINGS RELATING TO BENUVIA'S PRODUCTS AND SERVICES, (XI) THE RISK THAT THE COMPANY IS UNABLE TO SECURE OR PROTECT ITS INTELLECTUAL PROPERTY, (XII) UNITED STATES AND INTERNATIONAL TAX RISKS, INCLUDING U.S. FEDERAL INCOME TAX TREATMENT, (XIII) RISKS RELATING TO RELIANCE ON KEY MEMBERS OF MANAGEMENT, (XIV) RISKS INHERENT IN BUSINESSES PARTICIPATING IN THE CANNABINOID INDUSTRIES, (XV) RISKS RELATING TO POTENTIALLY UNFAVOURABLE PUBLICITY OR CONSUMER PERCEPTION, (XVI) PRODUCT RECALLS, (XVII) RESULTS OF FUTURE CLINICAL RESEARCH, (XVIII) DIFFICULTY ATTRACTING AND RETAINING PERSONNEL, (XIX) FRAUDULENT OR ILLEGAL ACTIVITY BY EMPLOYEES, CONTRACTORS AND CONSULTANTS; INFORMATION TECHNOLOGY SYSTEMS AND CYBER-ATTACKS, (XX) SECURITY BREACHES, (XXI) NATURAL DISASTERS AND TERRORISM RISK, (XXII) RESTRICTED ACCESS TO BANKING, (XXIII) RISKS RELATED TO THE LENDING FACILITIES, (XXIV) RISKS OF LEVERAGE, (XXV) CHANGE IN ENFORCEMENT OF HEMP LAWS IN THE UNITED STATES, UNITED KINGDOM, EUROPE AND OTHER MARKETS, (XXVI) EFFECT OF THE ROHRABACHER-FARR AMENDMENT, (XXVII) CIVIL ASSET FORFEITURE, (XXVIII) LAWS AND REGULATIONS AFFECTING THE HEMP INDUSTRY ARE CONSTANTLY CHANGING, (XXIX) THE MARKET FOR SYNTHETIC AND ORGANIC CANNABINOID PRODUCTS COULD DECLINE DUE TO REGULATORY CHANGES, (XXX) LITIGATION, (XXXI) ANTI-MONEY LAUNDERING LAWS AND REGULATIONS, (XXXII) HEIGHTENED SCRUTINY BY REGULATORY AUTHORITIES, (XXXIII) RISK OF LEGAL, REGULATORY OR POLITICAL CHANGE, (XXXIV) GENERAL REGULATORY AND LICENSING RISKS, (XXXV) BENUVIA MAY BE SUBJECT TO THE RISK OF CHANGES IN U.S. AND FOREIGN LAWS OR REGULATIONS GOVERNING THE PRODUCTION, SALE AND DISTRIBUTION OF CANNABINOID PRODUCTS, (XXXVI) RISKS RELATED TO THE COMPANIES ABBIOLITY TO OBTAIN AND MAINTAIN THE LICENSES REQUIRED TO OPERATE ITS BUSINESSES, (XXXVII) REGULATORY ACTION AND APPROVALS FROM THE UNITED STATES DEPARTMENT OF JUSTICE, FOOD AND DRUG ADMINISTRATION OR DRUG ENFORCEMENT ADMINISTRATION, (XXXVIII) CONSTRAINTS ON MARKETING PRODUCTS, (XXXIX) ANTI-MONEY LAUNDERING LAWS AND REGULATION, (XL) THE COMPANY'S STATUS AS AN "EMERGING GROWTH COMPANY" UNDER UNITED STATES SECURITIES LAWS, (XLI) DISCRETION IN THE USE OF PROCEEDS, (XLII) SUBSEQUENT OFFERINGS WILL RESULT IN DILUTION TO SHAREHOLDERS OF THE COMPANY, (XLIII) VOTING CONTROL, AND (XLIV) UNPREDICTABILITY CAUSED BY CAPITAL STRUCTURE AND VOTING CONTROL.

READERS ARE CAUTIONED THAT THE FOREGOING LIST IS NOT EXHAUSTIVE.

DISCLAIMERS

OTHER INFORMATION

THIS PRESENTATION DOES NOT CONTAIN ALL OF THE INFORMATION THAT WOULD NORMALLY APPEAR IN A PROSPECTUS UNDER APPLICABLE UNITED STATES SECURITIES LAWS. NEITHER THE DELIVERY OF THIS PRESENTATION, AT ANY TIME, NOR ANY SALE MADE PURSUANT TO OR IN CONNECTION WITH THIS PRESENTATION, WILL IMPLY THAT THE INFORMATION CONTAINED IN THE PRESENTATION IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE SET FORTH ON THE COVER PAGE OF THE PRESENTATION OR THE DATE AT WHICH SUCH INFORMATION IS EXPRESSED TO BE STATED, AS APPLICABLE.

NO SECURITIES COMMISSION, EXCHANGE OR SIMILAR REGULATORY AUTHORITY IN THE UNITED STATES OR ANY FOREIGN JURISDICTION HAS REVIEWED OR IN ANY WAY PASSED UPON THE MERITS OF THIS PRESENTATION, AND ANY REPRESENTATION TO THE CONTRARY IS AN OFFENCE.

ALL FINANCIAL INFORMATION IS IN U.S. DOLLARS, UNLESS OTHERWISE INDICATED.

NO OFFER OR SOLICITATION

THIS PRESENTATION SHALL NOT CONSTITUTE (I) A SOLICITATION OF A PROXY, CONSENT, OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED BUSINESS COMBINATION, OR (II) AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION THEREFROM.

PARTICIPANTS IN THE SOLICITATION

BENUVIA AND PONO CAPITAL CORP AND THEIR RESPECTIVE DIRECTORS AND OFFICERS AND OTHER MEMBERS OF MANAGEMENT AND EMPLOYEES MAY BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION. PONO CAPITAL CORP STOCKHOLDERS AND OTHER INTERESTED PERSONS MAY OBTAIN, WITHOUT CHARGE, MORE DETAILED INFORMATION REGARDING DIRECTORS AND OFFICERS OF PONO CAPITAL CORP IN PONO CAPITAL CORP'S INITIAL PUBLIC OFFERING PROSPECTUS, WHICH WAS DECLARED EFFECTIVE THE SEC ON AUGUST 10, 2021. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM PONO CAPITAL CORP'S STOCKHOLDERS IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION WILL BE INCLUDED IN THE DEFINITELY PROXY STATEMENT/PROSPECTUS THE PONO CAPITAL CORP INTENDS TO FILE WITH THE SEC.

CAUTIONARY NOTE TO UNITED STATES INVESTORS

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF , INCLUDING THE MERITS AND RISKS INVOLVED. SECURITIES OF THE RESULTING COMPANY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED ON THE ACCURACY OR ADEQUACY OF THIS PRESENTATION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXECUTIVE SUMMARY

Benuvia™

Company Overview

- Benuvia, Inc. ("Benuvia" or the "Company") is a leading drug developer and manufacturer of active pharmaceutical ingredients ("APIs") focused on cannabinoids, with a growing portfolio of drug products and intellectual property
- The Company has one FDA approved drug in SYNDROS® and three in development for Alzheimer's Disease Agitation "Agit-AD," Anorexia in Cancer, and Pancreatic Cancer, all using the same cannabinoid formulation
- Manufactures APIs in its 83,000 square foot manufacturing facility that is permitted by the US DEA for Schedule I to III Controlled Substances, and is FDA registered and a cGMP facility
    - Multi-billion dollar potential market size[1] for drugs in development to satisfy unmet needs with limited competition, and high anecdotal evidence of efficacy
    - Existing contract development and manufacturing business with 12 months of contracted backlog
    - Recently awarded a permit from the DEA to manufacture psychedelic compounds
- Highly experienced management team with executives who have a seasoned and successful history in pharmaceuticals, business operations, and corporate governance

SPAC Transaction Overview[1]

- Signed definitive agreement to become listed on Nasdaq though a business combination with Pono Capital Corp under the ticker "PONOU"
- The transaction implies a combined pro forma enterprise value of $440 million
- Pono trust holds $116 million in gross IPO proceeds with price protection offered to incentivize non-redeeming stockholders
- PIPE is not a condition to close the transaction; $50 million equity line is expected upon the closing of the merger
- The transaction is expected to close in the third quarter of 2022

Financing Overview

- The Company is seeking to raise $50 million of Senior Secured Convertible Notes to refinance existing indebtedness and for general corporate purposes

1. See page 30,31,32 for further information.
1. Source: https://www.globenewswire.com/news-release/2022/03/18/2405855/0/en/Benuvia-a-Leading-Drug-Developer-Focused-on-Pharmaceutical-Cannabinoids-with-the-FDA-Approved-Drug-SYNDROS-Signs-Definitive-Agreement-to-Become-a-Publicly-Traded-Company-through-a-.html.

SUMMARY OF PROPOSED TERMS

Issuer:	Benuvia, Inc. (the "Company").
Issue:	$50.0 million Senior Secured Convertible Notes (the "Notes").
Coupon:	10%, cash / PIK option.
Conversion Premium:	15% above $10.00 / share, with 90 and 180 day downside conversion price resets, terms TBD.
Term:	4 Years.
Optional Prepayment:	NC2.
Use of Proceeds:	To refinancing existing indebtedness, working capital, general corporate purposes, and pay transaction fees and expenses.
Guarantors:	Fully and unconditionally guaranteed on a first priority basis by each of the Issuer's existing and future domestic subsidiaries.
Security:	First lien on substantially all of the assets of the Issuer, subject to a standard commercial bank carveout post merger closing.
Qualified Public Offering:	Penalty interest and increased equity consideration in the event there is no Qualified Public Listing Transaction by September 30, 2022, increasing each quarter thereafter.
Covenants:	Incurrence based customary for transactions of this type.
Governing Law:	New York.

TRANSACTION SUMMARY

($ in millions)

Sources of Funds			Uses of Funds		
New Sr. Sec. Convertible Notes	$	50.0	Repay Existing Debt	$	38.1
Non-Redeeming Holders (SPAC)(1)		25.0	General Corporate Purposes		32.9
$50M Undrawn Equity Line of Credit(2)		-	Fees and Expenses		4.0
Total Sources of Funds	**$**	**75.0**	**Total Uses of Funds**	**$**	**75.0**

Capitalization (unaudited)	As of March 31, 2022				Coupon	Maturity
	Estimated		Pro Forma			
Cash	$	0.5		33.4		
Debt:						
New Sr. Sec. Convertible Notes	$	-	$	50.0	10.00%	4 years
1L Secured Notes(3)		26.9		-	10.00%	*2022
2L Secured Notes(3)		11.2		-	8.00%	*2022
Convertible Notes(4)		2.2		-	8.00%	2023
Total Debt	**$**	**40.3**	**$**	**50.0**		
Common Stock	$	(10.3)	$	16.9		
Preferred Stock		6.0		6.0		
Total Shareholders' Equity	**$**	**(4.3)**	**$**	**22.9**		
Total Capitalization	**$**	**36.0**	**$**	**72.9**		

(1) Company estimate based on price protection and conversations with investors. Actual results may vary.
(2) Expected. Actual results may vary.
(3) Excludes accrued interest and fees.
(4) Will convert to equity at the closing of the merger.
* Terms to be disclosed upon request.

INVESTMENT HIGHLIGHTS

SYNDROS®: The Only CII Tetrahydrocannabinol (THC) Oral Liquid Solution Approved by the FDA

- Approved for adults as a second-line treatment of "CINV" and for anorexia associated with weight loss in patients with AIDS

Revenue Generating Captive Cannabinoid Manufacturing Facility with Contract Manufacturing

- DEA permit for schedule I-III controlled substances, and FDA registered and cGMP facility; 83,000 Sq. Ft.

Strong Collateral Coverage

- Significant tangible fixed assets value on the balance sheet
- Existing IP portfolio of patents and FDA drug applications
- Two drug master files: THC and CBD [(1)]

Material Upside – Attractive New Drug Indications Based on Oral THC Solution

- Agit-AD, anorexia in cancer, pancreatic cancer: all have major data inflection points within 12–16 months[(2)]
- All billion-dollar indications with unmet needs and with high probability of efficacy endpoints[(3)]
- Opportunity to expedite drug approval by using the same formulation as SYNDROS®

Experienced Management Team: Leadership with a History of Execution

- Team of executives and Board of Directors with experience in pharmaceuticals, business operations, and corporate governance
- Alignment of interests – management and Board hold controlling stake

(1) See page 34 for further information.
(2) Based on management expectations using Benuvia's oral dronabinol solution.
(3) See page 30, 31, 32 for further information.

BOARD OF DIRECTORS AND MANAGEMENT*



Shannon Soqui
Executive Chairman

20 Year Investment Banking Veteran with DLJ, Credit Suisse and UBS; Former Securities Lawyer, and CPA with KPMG



Jason Roth
Chief Strategy Officer
& Board Member

25 Year Medical Veteran with International Expertise; 10 Year CEO Veteran in Cannabinoids



Joe Magnacca
Board Member

30 Year Operational Veteran; Former President of Walgreens (Health)



Dr. Sud Agarwal
Chief Science Officer

Board-Certified Anesthesiologist and Drug Developer. CEO of Cannvalate, CMO of Incannex



Keith A. Aqua, MD
Chief Medical Officer
& Board Member

Board Certified in Obstetrics and Gynecology. Certified Physician Investigator and Has Been Principal Investigator in over 300 Trials



Joseph Shupp
Chief Commercial Officer

25 Year Pharmaceutical Sales and Marketing Veteran; Formerly With Sunovion Pharmaceuticals, Novartis, and Pfizer



Scott Aladeen
Chief Operating Officer

25 Year Pharmaceutical Veteran; Experienced in Production Management, FDA Compliance, Medical (Drug) Products, Good Manufacturing Practices (GMP), and Quality Assurance



Scott Warlick
VP of Manufacturing

25 Year Veteran in the Pharmaceutical and Specialty Chemicals Industry; Experience in Solid Dose, API, Specialty Chemicals, and Sterile Injectables



Neil Luckianow
Chief Revenue Officer

30 Year Pharmaceutical and Healthcare Sales Veteran; Formerly at Bayer and Lifescan

* Current management team.

Company Overview



CORPORATE OVERVIEW

Benuvia™

Leading Drug Developer and Manufacturer of Pharmaceutical Cannabinoids and Psychedelics

Owner of FDA Approved SYNDROS® (Dronabinol Oral Liquid Solution; THC)
One of The Largest Synthetic Cannabinoid Manufacturing Facilities in the US**

FDA Approved Synthetic Cannabinoid

SYNDROS®
(dronabinol) oral solution, CII



NDC 20482-335-30
SYNDROS
(dronabinol)
oral solution
5 mg/mL
30 mL
Rx Only
For Oral Administration Only
Benuvia

SYNDROS® is a Prescription Medicine Used in Adults to Treat: Chemotherapy-Induced Nausea, Vomiting in Cancer Patients and Anorexia Associated with Weight Loss in Patients with AIDS

The Only Oral Liquid THC Approved by The FDA

Patents No. US8222292, US9345771, US10265293, US11253472

Clinical Drug Development Pipeline

Benuvia's Drug Development Pipeline is Focused on the Following 3 Indications:

Indication	Market
Alzheimer's Disease Agitation Drug Candidate: **BEN-166S** (In Development)	**5.7 Million** Americans who Suffer with Alzheimer's Disease[1] **$25 Billion** Total Addressable Market by 2027[2]
Anorexia in Cancer Drug Candidate: **BEN-317B** (Open IND)	**7 Million** Total Incident Cases of Anorexia by Cancer Types[2] **$3 Billion** Est. Cancer Anorexia Market Size In 2020[1]
Pancreatic Cancer Drug Candidate: **BEN-2111M** (In Development)	**355,317** New Pancreatic Cancer Cases Est. Globally by 2040[3] **$4.2 Billion** Global Pancreatic Cancer Est. Market Size by 2025[4]

Active Pharmaceutical Ingredient Manufacturing

Organic and Synthetic Cannabinoids and Psychedelics*







2017 DEA Approval | **2016 FDA Approval** | **cGMP Manufacturing**

- 83,000 Sq.Ft. Multifunctional Modern Facility
- 2 DMFs: (19207 and 32552)
- Schedule I-III Controlled Substances License
- $70M Invested in Manufacturing Infrastructure

Manufacturing Contributes Margin to Fund Drug Development

*Leased Facility
**Management Estimate

1. Source: https://www.globenewswire.com/news-release/2021/04/08/2206567/28124/en/Cancer-Anorexia-Market-Insights-Report-2021-Major-Players-are-NGM-Biopharmaceuticals-Artelo-Biosciences-and-Helsinn-Healthcare.html
2. Source: https://www.ihealthcareanalyst.com/global-alzheimers-disease-market/
3. Source: https://www.biospace.com/article/pancreatic-cancer-therapy-market-outstrip-us-4056-4-million-by-2025-to-grow-at-a-cagr-of-8-1-percent-says-the-insight-partners/
4. Source: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6396775/

PHARMACEUTICAL CANNABINOID MANUFACTURING

Active Pharmaceutical Ingredient Manufacturing Facility*

One of the Largest Synthetic Cannabinoid and Psychedelics Manufacturing Facilities in the US**

FDA-Registered Site for Manufacturing, Packaging and Testing of Active Pharmaceutical Ingredients



Location: Texas, United States

2016 FDA Approval | **2017 DEA Approval** | **cGMP Manufacturing**



- DEA Schedule I-III Controlled Substance Manufacturing Permits
- 2 DMFs: (19207 and 32552)
- New DMFs Expected in 2022, Including a New Process for Δ9 THC

Active Pharmaceutical Ingredient Manufacturing

83,000 Sq. Ft. Manufacturing Space

- Built in 2012, cGMP Manufacturing Facility for Both API and Drug Development

API Synthesis

- cGMP Synthesis for Grams to Multi-Kilo Scale Including Purification Capabilities (Distillation, Crystallization, and Chromatography)

Drug Product Formulation

- Chemistry and Formulations Expertise
- Preclinical and Clinical Drug Product Formulations
- Dosage Form Development
- Packaging and Labelling
- Storage and Testing

QC Testing

- Fully Equipped QC Lab Utilizing HPLC, UV, GC Instrumentation as Well as Wet Chemical Testing, All Employing Validated and/or USP Compendial Methods

Independent QA

- QA Group Responsible for Independent Audits, FDA Communications, and Ensuring Compliance with all Applicable State and Federal Regulations

Manufacturing

- Multifunctional Manufacturing Capacity to Flexibly Accommodate Various Partner Needs
- Up to Metric Ton Annual Scale

$70M Historical Investment in Equipment and Infrastructure

*Leased Facility
**Management Estimate

PHARMACEUTICAL CANNABINOID MANUFACTURING (CONTINUED)

- Special formulation equipment for efficient and flexible manufacturing
- Optimally suited facility for small-scale API manufacturing
- Fully equipped laboratories with broad analytical capabilities
- Purpose fit set-up for optimized supply chain management
- Supporting rooms with only 20% of building office space occupied
- Robust infrastructure made to support current operation and growth

CONTRACT MANUFACTURING OVERVIEW

Benuvia™

Contract Development and Manufacturing (CDMO)

Primary Capabilities (Formulated Solutions)

- Contract Development
- Contract Manufacturing

Primary Formulation Compounds

- THC
- CBD

Existing Customer

Radius®

Radius Health
NASDAQ: RDUS

Development and Supply Agreement

Backlog: 12 Months

Backlog Value: $10M

Targeted Customers

- Drug Developers (Cannabinoids)
- New Market Entrants (Tobacco)
- Drug Developers (Psychedelics)

Other Manufacturing

Primary Capabilities (Raw Materials)

- Dronabinol (Synthetic THC)
- APIs

Primary Compounds

- THC and CBD
- Psychedelics

Existing Customer

AYA BIOSCIENCES

Master Services Agreement to Sell DMT API

Contract Ordering: Statement of Work For Each Order

Contract Value: $500K

Targeted Customers

- Drug Developers (All)
- New Market Entrants (Tobacco)
- Regulated Distributors

Benuvia™

SYNDROS® (Dronabinol) is an FDA Approved CII Tetrahydrocannabinol (THC) Oral Liquid Solution

SYNDROS®
(dronabinol) oral solution, CII

Only FDA Approved THC Oral Liquid Solution

Launched In 2017

FDA-Approved for the Treatment of Chemotherapay-Induced Nausea and Vomiting ("CINV") for Adults

FDA-Approved for Anorexia Associated With Weight Loss in Patients with AIDS


NDC 20482-335-30
SYNDROS
(dronabinol)
oral solution
5 mg/mL
30 mL
Rx Only
For Oral Administration Only
Benuvia

Life Cycle Management

- **Finish PREA Study**
- **Complete Post Approval Fillings**
- **Exploring Labels Expansion**
- **Exploring Reformulation**

SYNDROS® provides fast initial absorption

Absorption: THC detected in blood plasma levels in 15 minutes in 100% fasting adult patients on liquid dronabinol vs <25% on dronabinol capsules[1]

SYNDROS® demonstrated lower interindividual absorption variability versus the capsule formulation[1]

This has implications with regards to providing more consistent drug delivery for patients

SYNDROS® provides tailored, flexible dosing allowing titration without additional prescriptions (BSA Dosing for CINV)

SYNDROS® is an option for patients who are already taking multiple pills, prefer liquid medications, have difficulty swallowing pills and who need medications administered in feeding tubes

SYNDROS® needs refrigeration, and once opened, SYNDROS® does not require refrigeration for 42 days, and the unused portion should be discarded 42 days after first opening

Indicated for:



Anorexia Associated with Weight Loss in Patients with AIDS



Chemotherapy-Induced Nausea and Vomiting (CINV) in Patients with Cancer

For more information visit: https://syndros.com/

1. Source: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5066862/

HISTORY OF SYNDROS

2015

- Insys Therapeutics Inc. ("Insys") applies for FDA approval for SYNDROS® (drabinol oral solution)

2017

- Full market authorization for SYNDROS® received

2019

- Insys declares bankruptcy and divests SYNDROS®

Present

- Benuvia plans to fully market SYNDROS®



2016

- Received approval from the FDA for SYNDROS® as a treatment for CINV and AIDS-related cachexia

2018

- Insys involved in a class action lawsuit
- Begins production of synthetic Δ9-THC API for SYNDROS®

2021

- Benuvia acquires SYNDROS®

SYNDROS® COMMERCIALIZATION PLAN

Benuvia™

Commercial Growth Strategy Begins With Market Re-introduction of SYNDROS®

5-10 New Patients Monthly

SYNDROS® (dronabinol) oral solution, CII

Goal of **100** New Patients Monthly

Current Status	Q2-Q4 2022 Marketing	2022 HPC Agreements	2022 Licensing	Q1 2023 Goal
No Patient Marketing	Patient Marketing (Digital/Targeted Campaigns)	Enter into Distribution Agreements with Top US Oncology Networks	Begin Licensing Negotiations in EU and LATAM	15% Marketing Spend
No HCP Marketing	Online Support/ Education Groups	Enter into Distribution Agreements with Top US Oncology HCPs		Build Network of North American Reps
No Dedicated Sales Teams	HCP Marketing (Digital/Targeted, Conference Attendance, Direct Mail etc.)			3 Regional Based Insurance Provider Agreements
No Vendor Contracts				Finalize Licensing Agreements in EU, UK and LATAM

Long-Term Goal: 1,000 New Patients Monthly at 2X Refill Rate

SYNDROS® - Strategic HCP Priorities to Increase Appropriate Product Use. Once HCPs Treat Patients with SYNDROS® it Can Become Part of Their Standard Protocol for Appropriate Patient Needs

Depth of Past Prescribers

- Customer already having success with brand more likely to continue or expand trials vs naïve prescriber
- Consistent promotion could double results by simply gaining 1-2 refills per year by current Prescribers
- Of the 535 prescribing HCPs:
  - 298 (56%) wrote only 1 Rx
  - 389 (73%) wrote 2 or less

Breadth of New Prescribers

- Appropriate re-targeting to key oncology opinion leaders
- Historically, number of writers has been very small and concentrated:50% of total prescriptions were written by 52 HCPs (deciles 10 - 6)

Accurate and Effective Dosing

- Potential to increase units / TRx by 2 to 3 fold
- Previous rate high was 2.4 / TRx
- Based on CDC U.S. Height & Weight averages, SYNDROS BSA dosing should result in 6-7 bottles per 30-day TRx

Benuvia™



Drug Development

DRUG DEVELOPMENT PLATFORM

Benuvia™

We Leverage a Platform of Capabilities to Expedite our Drug Development Timeline

CLINICAL DRUG DEVELOPMENT PIPELINE

Alzheimer's Disease Agitation	Anorexia in Cancer	Pancreatic Cancer







FDA APPROVED DRUG

SYNDROS®
(dronabinol) oral solution, CII



CAPABILITIES PLATFORM

FDA Registered					
The Only THC Oral Liquid Solution	In-House API and Formulation Laboratory for Drug Optimization and R&D Batch Production	Quality and Safety for All Drug Candidates Completed Ensuring Pathway to NDA Exclusively Reliant on Efficacy Proof	Very Experienced Cannabinoid Researchers	Extensive Cannabinoid Patent Portfolio	FDA Registered CBD and THC DMFs DRONABINOL USP (DMF 19207) CANNABIDIOL (DMF 32552 – Generation 2)

Benuvia™

Timeline & Cost to New Drug Approval (NDA) Significantly Compressed

Standard Drug Development Process and Timing

Drug Discovery/ Pre-Clinical Studies	New IND	Phase I Study	Phase II Study	Phase III Study	NDA	6 to 8+ Years
3+ Years $5M+		1 to 2 Years $2-3M	1 to 2 Years $3-5M	2 to 3 Years $5M+		

Benuvia's Expected Drug Development Process and Timing

(We Have a 2-3 Year Head Start on the Drug Development Cycle)

☑ SAFETY ☑ QUALITY ☐ EFFICACY

Safety and Quality Standards Met

SYNDROS® (dronabinol) oral solution, CII

DRONABINOL

New IND Phase I Completed	Phase II Study	Phase III Study	NDA	3 to 4 Years
6 Months <$200K	<1 Year <$2M	1 to 2 Years <$5M		

Figures are Based on Management Estimates

CLINICAL DRUG DEVELOPMENT PIPELINE: PROGRESS TO DATE

Benuvia™

Drug Candidate	Indication	IND Status	Formulation in Progress / Discovery / Pre-Clinical / Phase 1	Phase 2 / Phase 3 / Submit / Approval
SYNDROS® (dronabinol) oral solution, CII	CINV and Anorexia in AIDS Patient FDA Approved Liquid Dronabinol (THC)	FDA Approved	FDA Approved	FDA Approved
BEN-166S Cost to Complete NDA* **$12M**	Alzheimer's Disease Agitation No FDA Approved Drugs	Pre IND Completed	Pre-IND Complete, IMP Manufactured, Clinical Trial Protocol Complete, KOL Recruited, CRO Selected, Ph2 Scheduled for H2 2022	In Development
BEN-371B Cost to Complete NDA* **$13M**	Anorexia in Cancer No FDA Approved Drugs – Often Treated with Nutritional Supplements	Open	Open IND, IND Awaiting Lodgement, IMP Manufactured, Protocol Finalized, Ph2 Scheduled for H2 2022	In Development
BEN-2111M Cost to Complete NDA* **$9M**	Pancreatic Cancer No FDA Approved Non-Chemotherapy Drugs	IND in Progress	Clinical Protocol Under Development	In Development

*Management Current Estimate

PORTFOLIO OF PATENTS ISSUED AND PENDING

Benuvia™

PATENTS ISSUED

Patents No.
US8222292, US9345771, US10265293, US11253472
Liquid Dronabinol Formulations

Patent No. 9,370,518, 9,662,334, 10,111,833
Sildenafil Sublingual Spray

Patent No. 9,839,611, 9,918,981
Sublingual Buprenorphine + Naloxone Spray

Patent No. 9,216,175, 9,867,818
Sublingual Buprenorphine Spray

Patent No. 9,855,234
Sublingual Diclofenac Spray

Patent No. 9,566,233
Sublingual Ondansetron Spray

UNITED STATES PATENT AND TRADEMARK OFFICE
uspto

PATENTS PENDING

Cannabinoid Manufacturing Process
Methods of Manufacturing Cannabidiol

Dronabinol Manufacturing Process
Methods of Stabilizing Dronabinol

Alternative CBD Formulation
Self-Emulsifying Cannabidiol Formulations

Alternative CBD Formulation
Cannabidiol Nanocrystal Compositions

THC-Remediation Processes
(Chromatography/Heat)

Organic Full Spectrum Hemp Powder
(Process and Formulation)

Cannabinoid Acid Stabilization
(Process and Formulation)

Organic Solvent-Free CBD/CBG Isolate
(Process)

Equity Comparables and Selected Precedent Transactions

BENUVIA POSITIONING VS. COMPARABLE DRUG DEVELOPERS

($ in millions)

Comparable Drug Development Companies Include the Following:

	Edgewise Therapeutics	Ventyx Biosciences	GH Research	Cassava Sciences	Axsome	EQRx
	Musculoskeletal Diseases	Inflammatory Diseases and Autoimmune Disorders	Psychiatric and Neurological Disorders (Psychedelics)	Neurodegenerative Diseases (Alzheimer's Disease)	CNS Disorders (Agit-AD)	Oncology and Immune Inflammatory Diseases
TICKER:	EWTX	VTYX	GHRS	SAVA	AXSM	EQRX
MARKET CAP ($M):	$392	$675	$786	$862	$1,167	$2,341
2022 REV. MULT.:	NM	NM	NM	12.6	36.9	NM
2022 EBITDA MULT.:	NM	NM	NM	NM	NM	NM
REV. GROWTH:	NA	NA	NA	NA	NA	NA
GROSS MARGIN:	NA	NA	NA	NA	NA	NA
EBITDA MARGIN:	NA	NA	NA	NA	NA	NA
	5 Drug Candidates (3 in Phase 1 Study)	**4 Drug Candidates** (1 in Phase 1 Study Complete)	**3 Drug Candidates** (1 in Phase 1/2 Study Complete)	**2 Drug Candidates** (2 in Phase 3 Studies)	**4 Drug Candidates** (2 in Phase 3 Studies)	**5 Drug Candidates** (3 in Phase 3 Studies)
Source:	https://edgewisetx.com/science/211	https://ventyxbio.com/pipeline/	https://www.ghres.com/pipeline	https://www.cassavasciences.com/patients	https://www.axsome.com/axs-pipeline	https://www.eqrx.com/progress-and-pipeline/#pipeline

Emerging Stage Companies that Benuvia Believes are Comparable to it

Benuvia MANUFACTURING

Medium Term Goal

**Market Capitalizations and Trading Multiples Updated as of Apr 27, 2022 – Source: Refinitiv*

BENUVIA POSITIONING VS. CANNABINOID/PSYCHEDELIC COMPANIES

($ in millions)

Comparable Cannabinoids/Psychedelics Companies Include the Following:

	Incannex	MindMed	Compassion	atai Life Sciences	GH Research	GW Pharmaceuticals / Jazz Pharmaceuticals
	Pharmaceutical Cannabinoids and Psychedelics	Pharmaceutical Psychedelics	Pharmaceutical Psychedelics	Pharmaceutical Psychedelics	Pharmaceutical Psychedelics	Pharmaceutical Cannabinoids
TICKER:	IHL	MNMD	CMPS	ATAI	GHRS	JAZZ
MARKET CAP ($M):	$340	$343	$477	$739	$786	$10,034
2022 REV. MULT.:	NM	NM	NM	NM	NM	4.3x
2022 EBITDA MULT.:	NM	NM	NM	NM	NM	9.8x
REV. GROWTH:	NA	NA	NA	NA	NA	16%
GROSS MARGIN:	NA	NA	NA	NA	NA	92%
EBITDA MARGIN:	NA	NA	NA	NA	NA	44%
	Emerging Early-Stage Provider (Pre-Revenue)	**Emerging Early-Stage Provider** (Pre-Revenue)	**Emerging Early-Stage Provider** (Pre-Revenue)	**Emerging Early-Stage Provider** (Pre-Revenue)	**Emerging Early-Stage Provider** (Pre-Revenue)	**Market Leader** (Holder of 1 of 4 FDA Approved Cannabinoids)

Emerging Stage Companies that Benuvia Believes are Comparable to it

Benuvia MANUFACTURING

Long Term Goal

**Market Capitalizations and Trading Multiples Updated as of Apr 27, 2022 – Source: Refinitiv*

GW pharmaceuticals → Jazz Pharmaceuticals

ARENA PHARMACEUTICALS → Pfizer

GW Pharma was Acquired by Jazz Pharmaceuticals in 2021 for $7.2B

Source: Jazz Pharma

Company Overview

Name: GW Pharmaceuticals

Location: London, UK

Exchange: NASDAQ

2020 Revenue: $500M

Acquisition Value: $7.2B

Source: Yahoo Finance


100 mL
Epidiolex®
(cannabidiol)
100 mg/mL
Oral Solution
For oral administration
Rx Only
GREENWICH

GW Pharmaceuticals is a British pharmaceutics company known for its Epilepsy drug Epidiolex, which is an oral formulation of purified cannabidiol (CBD), initially approved in the U.S. by the U.S. Food and Drug Administration (FDA)

GW Pharmaceuticals also has a multiple sclerosis treatment product, nabiximols, which was the first natural cannabis plant derivative to gain market approval in any country

Source: https://www.gwpharm.com

Pfizer to Acquire Arena Pharma in Deal Valued at About $6.7B

Source: Pfizer

Company Overview

Name: Arena Pharmaceuticals Inc.

Location: San Diego, CA

Exchange: NASDAQ

2021 Revenue: $319K

Acquisition Value: $6.7B


O
NH
OH
H
H
N
N
N
N
N
O

Olorinab (APD371

Source: Yahoo Finance

Arena Pharmaceuticals, based in San Diego, Cal., is a biotech company with one segment of its drug pipeline dedicated to cannabinoid-type therapeutics
The core of its cannabis biotech operations is the research and development of its investigational drug candidate called Olorinab (APD371). This is an oral full agonist of the cannabinoid receptor 2 that is being researched for the treatment of various symptoms, mainly concentrated on visceral pain connected with gastrointestinal illnesses

Source: https://www.arenapharm.com

Appendix



INDICATION OVERVIEW: ALZHEIMER'S DISEASE AGITATION

Alzheimer's Disease Agitation (Agit-AD)



5.7 Million
Americans who Suffer with Alzheimer's Disease[1]

14 Million
Americans will Suffer from Alzheimer's Disease by 2050[1]

$25 Billion
Total Addressable Market by 2027[1]

No FDA Approved Drugs for Agit-AD

Gap Analysis to New Drug Approval

Pre-IND	Open IND	Phase 1	Phase 2	Phase 3	NDA
Completed 2021	Under Submission	Exempted	Clinical trial 2H 2022	Clinical trial targeting 2H 2023	Targeting 2H 2024

Existing Data to Support Dronabinol in Agit-AD

Trial/Publisher	Details	Outcome
Volicer et al - 1996[2]	11 patient - anorexic + AD, cross over 2.5 mg/d for 6 weeks	CMAI agitation 2°, tolerability issues
Mahlberg et al, 2007[3]	24 patient AD + agitation, 2.5 mg/d for 2 weeks (n=7)	nocturnal motor activity, tolerated
Walther et al., 2011[4]	2 patient AD + nighttime agitation, cross-over 2.5 mg/d for 2 weeks	nocturnal motor activity, tolerance

Krista Lanctot just completed positive Ph2 using another synthetic THC (Nabilone) and Paul Rosenberg midway through his Marinol study for Agit-AD at Johns Hopkins[5]

Market Opportunity

- Agit-AD Assumptions:
  - (i) Market size: $10B; (ii) Time to FDA approval: 3.5 Yrs.; (iii) Probability of reaching efficacy endpoints: 70%; (iv) Cost to complete: $10M; (v) 5-Year commercialization budget: $40M
- Large existing market of consumers with unmet need for products to treat Agit-AD:
  - BEN-166S once approved will meet this unmet need

1. Source https://www.ihealthcareanalyst.com/global-alzheimers-disease-market/
2. Source: https://www.researchgate.net/publication/13911624_Effects_of_Dronabinol_on_anorexia_and_disturbed_behavior_in_patients_with_Alzheimer's_disease
3 Source: https://pubmed.ncbi.nlm.nih.gov/17565435/
4: Source: https://journals.lww.com/psychopharmacology/Citation/2011/04000/Randomized,_Controlled_Crossover_Trial_of.31.aspx
5. Source: https://www.comhs.org/about-us/newsroom/health-library/2018/07/24/could-potlinked-drug-help-ease-agitation-in-alzheimers

INDICATION OVERVIEW: ANOREXIA IN CANCER

Anorexia in Cancer



7 Million
Forecasted Anorexia by Cancer Market Size from by 2030[1]

65 Percent
of Cancer Patients Report Abnormalities of Eating Behavior[2]

$3 Billion
Estimated Cancer Anorexia Market Size In 2020[1]

Cancer-Related Anorexia/Cachexia Syndrome (CACS) Occurs in Around 50% of All Cancer Patients[3]

No FDA Approved Treatments for Anorexia in Cancer

Gap Analysis to New Drug Approval

Pre-IND	Open IND	Phase 1	Phase 2	Phase 3	NDA
Completed	Completed	Exempted	6 months prep, 6 months trial	12 months prep, 12 months trial	Targeting 2H 2024

Existing Data to Support Dronabinol in Cancer

- Variable evidence
- Already shown to be effective in AIDS related anorexia[4]
- Mixed reports in various studies; Results depend dosage and patient selection

Market Opportunity

- Anorexia in Cancer Assumptions:
  - (i) Market size: $3B; (ii) Time to FDA approval: 3 Yrs.; (iii) Probability of reaching efficacy endpoints: 60%; (iv) Cost to complete: $10M; (v) 5-Year commercialization budget: $40M
- Large existing market of consumers with unmet need for products to treat Anorexia in Cancer:
  - BEN-317B once approved will meet this unmet need

1. Source: https://www.globenewswire.com/news-release/2021/04/08/2206567/28124/en/Cancer-Anorexia-Market-Insights-Report-2021-Major-Players-are-NGM-Biopharmaceuticals-Artelo-Biosciences-and-Helsinn-Healthcare.html
2. Source: https://www.yahoo.com/now/cancer-anorexia-cachexia-syndrome-drugs-134900023.html?guccounter=1
3. Source: https://www.yahoo.com/now/cancer-anorexia-cachexia-syndrome-drugs-134900023.html
4. Source: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4755463/

INDICATION OVERVIEW: PANCREATIC CANCER

Pancreatic Cancer



355,317
New Pancreatic Cancer Cases Estimated to Occur Globally by 2040[2]

$2 Billion
Global Pancreatic Cancer Estimated Market Size in 2020[1]

$4.2 Billion
Global Pancreatic Cancer Estimated Market Size by 2025[1]

Orphan Drug Designation Eligible with FDA and EMA

One Year Survival Rate of American Patients Diagnosed with Pancreatic Cancer is 20% Making it one of the Most Incurable Cancers In Man[3]

No FDA Approved Non-Chemotherapy Drugs

Gap Analysis to New Drug Approval

Pre-IND	Open IND	Phase 1	Phase 2	Phase 3	NDA
In Process	Not Completed	Exempted	6 months prep, 6 months trial	12 months prep, 12 months trial	Targeting 2H 2025

Existing Data to Support Dronabinol in Pancreatic Cancer

Cannabinol receptors have been identified in pancreatic cancer with several studies showing in vitro antiproliferative and proapoptotic effects[4]

Cannabinoids exert antiproliferative properties in a variety of malignant tumors, including pancreatic ductal adenocarcinoma (PDAC)[5]

Cannabinoids induce apoptosis of pancreatic tumor cells via endoplasmic reticulum stress-related genes[6]

Market Opportunity

- Pancreatic Cancer Assumptions:
  - (i) Market size: $2B; (ii) Time to FDA approval: 4 Yrs.; (iii) Probability of reaching efficacy endpoints: 60%; (iv) Cost to complete: $10M; (v) 5-Year commercialization budget: $40M
- Large existing market of consumers with unmet need for products to treat Pancreatic Cancer:
  - BEN-2111M once approved will meet this unmet need

1. Source: https://www.biospace.com/article/pancreatic-cancer-therapy-market-outstrip-us-4056-4-million-by-2025-to-grow-at-a-cagr-of-8-1-percent-says-the-insight-partners/
2. Source: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6396775/
3. Source: https://pancreatic.org/pancreatic-cancer/about-the-pancreas/prognosis/
4. Source: https://pubmed.ncbi.nlm.nih.gov/17943729/
5. Source: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6352507/
6. Source: https://aacrjournals.org/cancerres/article/66/13/6748/526025

SILDENAFIL PRODUCT OVERVIEW

US PATENTS:
Sildenafil Sublingual Solution

Sildenafil is Used to Treat Erectile Dysfunction (ED) in Men and Pulmonary Arterial Hypertension

Benuvia Owns Several Patents for Sildenafil Sublingual Spray Formulations

Market Opportunity

Market Size

$1.9B

Sildenafil Citrate Market Estimated to Reach $1.9 Billion by 2027[1]

Market Drivers

- Demand for ED drugs
- Demand for Sublingual Fast-Acting Sildenafil
- Demand for PAH Solutions
- Demand for ED Solutions
- Education of Sildenafil
- Demand by Diabetic Patients

Market Highlights

- 322 Million Men Estimated to Have ED Worldwide By 2025[2]
- 1 In 5 Men (Ages 20+) In The United States Suffer From ED[2]
- 1 In 2 Diabetic Men Suffer From ED[2]
- Significant Unmet Need for Fast-Acting Sildenafil Sublingual Spray[3]

Applications

Primary Application(s):
Erectile Dysfunction

Secondary Application(s):
Pulmonary Arterial Hypertension

Future Application(s):
Heart Disease
Raynaud's Phenomenon
Alzheimer's Disease

Product Benefits

- Higher Bioavailability vs Competitors[3]
- Faster on Set and Response Time (20 minutes)
- Easy to Use Spray Application
- Flexible Dosing Application
- Reduced Dose Dependent Toxicity
- Lower Risk of Priapism Due to Faster Elimination

Sildenafil Patents

UNITED STATES PATENT AND TRADEMARK OFFICE uspto

9,370,518
9,662,334
10,111,833

3 United States Patents (Granted)

1 International Application

1. Source: https://www.industryarc.com/Research/Sildenafil-Citrate-Market-Research-501922.
2. Source: Selvin E, Burnett AL, Platz EA. Prevalence and risk factors for erectile dysfunction in the US. Am J Med. 2007 Feb;120(2):151-7.
3. Based on company proof of concept study.

The Following Drug Master Files (DMFs) Provide a Foundation for Product Extensions:

THC	CBD
DRONABINOL USP	CANNABIDIOL


HO
H
H_3C
O
H
H_3C
CH_3

(DMF 19207)


CH_3
OH
H
H
H_3C
CH_2
OH
CH_3

(DMF 32552 - Generation 2)

Benuvia™